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                                  EXHIBIT 99.3


                     CERTIFICATION BY ARTHUR V. TUCKER, JR.
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Chemed Corporation (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report) and pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Vice President and Controller of the Company does hereby certify that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 28, 2003                      By:      /s/ Arthur V. Tucker, Jr.
                                                 -------------------------------
                                                 Arthur V. Tucker, Jr.
                                                 (Vice President & Controller)